SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               Amendment No. 1 to

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

         Date of report (Date of earliest event reported) June 22, 1998
                                                         -----------------------

                         Arizona Instrument Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-12575                                       86-0410138
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     (Commission File Number)               (I.R.S. Employer Identification No.)

          4114 East Wood Street, Phoenix, Arizona                     85040-1941
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          (Address of Principal Executive Offices)                    (Zip Code)

                                 (602) 470-1414
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              (Registrant's Telephone Number, Including Area Code)

Item 4. Changes in Registrant's Certifying Accountant.


         On June 22, 1998 Arizona Instrument Corporation (the "Registrant") dismissed Deloitte & Touche LLP, which was previously engaged as the Registrant's principal independent accountant to audit its financial statements. Deloitte & Touche LLP's report on the Registrant's financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified in any manner. The decision to change accountants was recommended by the Registrant's Board of Directors. During the Registrant's two most recent fiscal years, and the subsequent quarters preceding such dismissal, there were no disagreements or reportable events with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

         On June 23, 1998, the Registrant engaged Toback CPAs as its new principal independent accountant to audit its financial statements. During the Registrant's two most recent fiscal years, the Registrant (or someone on its behalf) did not consult with Toback CPAs regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K.


Item 7. Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits

                  16.0 Correspondence from Deloitte & Touche LLP regarding change in certifying accountant.*


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         *        Filed herewith
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
                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARIZONA INSTRUMENT CORPORATION
                                        (Registrant)


July 7, 1998                            By /s/ George G. Hays
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                                           George G. Hays
                                           President and Chief Executive Officer
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